Nu
                                    Horizons
                         Nu Horizons Electronics Corp.
                                  70 Maxess Road
                               Melville, NY 11747
                         631-396-5000 Fax: 631-396-5060

Company Contact:  Paul Durando
                  Nu Horizons Electronics Corp.
                  631-396-5000

FOR IMMEDIATE RELEASE
---------------------

                     NU HORIZONS REPORTS FOURTH QUARTER AND
                          FISCAL YEAR END 2003 EARNINGS

MELVILLE, NY, May 16, 2003--- Nu Horizons Electronics Corp. (Nasdaq/NM: NUHC), a leading distributor of active and passive electronic components today reported financial and operating results for the fourth quarter and year ended February 28, 2003.

Net sales from continuing operations for the fourth quarter increased to $70.9 million from $64.0 million for the comparable period last year. Net loss from continuing operations for the quarter was $1.8 million or $0.11 per share on 16,663,817 shares outstanding, compared with a net loss from continuing operations of $2.3 million or $0.14 per share on 16,609,005 shares outstanding in the same period last year.

For the fiscal year ended February 28, 2003, net sales from continuing operations increased to $302.1 million from $281.9 million in the comparable period last year. Net loss from continuing operations for fiscal 2003 was $2.5 million or $0.15 per share on 16,663,817 shares outstanding, compared with a net loss from continuing operations of $2.8 million, or $.17 per share on 16,574,911 shares outstanding in the year-earlier period.

Included in the fourth quarter of fiscal year 2002 results is a one time charge of $1.1 million representing impairment of the valuation for goodwill. This impairment accounted for a loss from continuing operations for both the year and the fourth quarter of fiscal 2002 of $.07 per share. There was no charge in fiscal 2003 nor is there any remaining goodwill on the balance sheet.

On August 23, 2001, the Company sold its contract-manufacturing subsidiary, located in Springfield, Mass. Earnings for the reported periods and the gain on the sale of this operation are reported separately as discontinued operations for fiscal 2002. The sale of the Company's contract-manufacturing facility resulted in an approximate after-tax gain of $4.2 million or approximately $0.25 per basic share and $0.24 per diluted share in fiscal 2002.


                                   (more)

NUHC Reports Fourth Quarter Fiscal 2003 Results                       Page 2

Net income from discontinued operations for the fiscal year ended February 28, 2002 was $799,000 or $0.05 per basic and diluted share. There was no income or loss from discontinued operations in the fiscal year ended February 28, 2003.

Commenting on the Company's operating results, Arthur Nadata, President and Chief Executive Officer, stated, "Achieving a modest 7% increase in top line sales dollars coupled with a 7% reduction in combined operating and interest expenses was not enough to offset the 3.1% reduction in gross margin percentage due to continued pricing pressures in the semiconductor component marketplace. Nevertheless we continued to strengthen our balance sheet by generating approximately $31 million in free cash flow, using $2,500,000 to reduce our remaining indebtedness to zero with $28,500,000 being added to cash and cash equivalents.

Nadata concluded, "Calendar 2002 appears to have been a stabilizing year for the electronic component industry overall, with calendar 2001 appearing to be the low point in the down cycle. We saw a moderate increase in sales dollar volume, albeit accompanied by continued downward margin pressures. We believe this stability will continue and that we see the beginnings of a moderate improvement in the components market worldwide, along with a marked improvement in our current book to bill ratio. Although we cannot predict when the semiconductor and passive component marketplace will recover to pre-fiscal 2001 levels, we believe these indicators, coupled with a better than one to one book to bill ratio for the last several months of our fiscal year, are the first indicators of a potential gradual segment recovery."

A conference call to further discuss earnings will be held today at 4:15 PM ET. The call can be accessed by dialing (800) 915-4836, (international, dial 1-973-317-5319), refer to NuHorizons call. A webcast of the call will also be available online after the call at www.nuhorizons.com. and a transcript of the webcast will remain available on that website for a period of twelve months after the call. In connection with the conference call, Nu Horizons has posted on its website certain information regarding its fourth quarter and fiscal year financial results.

Nu Horizons is a national distributor of high technology electronic components, which provide innovative, total semiconductor solutions through products and technologies that are faster, smaller and lower powered. Nu Horizons was established in 1982 and currently has 30 branch and subsidiary offices located in the U.S., Asia and Europe. For more information, visit the Nu Horizons' home page at http://www.nuhorizons.com. The Company does not undertake any obligation to update its forward-looking statements.

                                      # # #

Except for historical information contained herein, the matters set forth in this news release are forward looking statements that involve certain risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. Potential risks and uncertainties include such factors as the level of business and consumer spending for electronic products, the amount of sales of the Company's products, the competitive environment within the electronic industry, the ability of the Company to continue to expand its operations, the level of costs incurred in connection with the Company's expansion efforts and the financial strength of the Company's customers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

                                (Tables Follows)

NUHC Reports Fourth Quarter Fiscal 2003 Results                        Page 3

NU HORIZONS ELECTRONICS CORP.
Consolidated Statement of Operations


                                                   For The Three Months Ended               For The Year Ended
                                                   --------------------------               ------------------
                                                   02/28/03          02/28/02                02/28/03       02/28/02
NET SALES                                        $  70,927,941    $  64,002,942           $ 302,080,809   $ 281,912,508
                                               -------------------------------------------------------------------------

COSTS AND EXPENSES:
  Cost of sales                                     58,064,130       51,135,344             246,852,741     221,690,082
  Operating expenses                                14,602,507       14,048,358              57,439,743      60,377,685
  Impairment of goodwill                                     -        1,124,636                       -       1,124,636
  Interest expense - net                                (9,693)         179,774                  98,068       1,517,262

                                               -------------------------------------------------------------------------

TOTAL COSTS AND EXPENSES                            72,656,944       66,488,112             304,390,552     284,709,665
                                               -------------------------------------------------------------------------

(LOSS) BEFORE PROVISION FOR INCOME
TAXES AND MINORITY INTEREST                         (1,729,003)      (2,485,170)             (2,309,743)     (2,797,157)

Provision (credit) for income taxes                   (514,121)        (338,176)               (539,927)       (503,742)
                                               -------------------------------------------------------------------------
(LOSS) BEFORE MINORITY INTERESTS                    (1,214,882)      (2,146,994)             (1,769,816)     (2,293,415)

  Minority interest in earnings of subsidiary         (560,737)        (112,139)               (741,822)       (469,151)
                                               -------------------------------------------------------------------------

(LOSS) FROM CONTINUING OPERATIONS                   (1,775,619)      (2,259,133)             (2,511,638)     (2,762,566)
                                               -------------------------------------------------------------------------

DISCONTINUED OPERATIONS
  Income from operations of contract
    manufacturing division disposed of -
    net of income taxes                                       -                -                       -        798,735
  Gain on sale - net of income taxes                          -                -                       -      4,183,507
                                               -------------------------------------------------------------------------
                                                              -                -                       -      4,982,242
                                               -------------------------------------------------------------------------

NET INCOME (LOSS)                                $  (1,775,619)    $ (2,259,133)          $  (2,511,638)    $ 2,219,676
                                               =========================================================================

NET INCOME (LOSS) PER COMMON SHARE -
BASIC:
  Continuing operations                                  $(.11)           $(.14)                  $(.15)          $(.17)
  Discontinued operations                                     -                -                       -            .30
                                               -------------------------------------------------------------------------
                                                         $(.11)           $(.14)                  $(.15)          $ .13
                                               =========================================================================

NET INCOME (LOSS) PER COMMON SHARE -
DILUTED:
  Continuing operations                                  $(.10)           $(.13)                  $(.14)          $(.16)
  Discontinued operations
                                                              -                -                       -            .29
                                               -------------------------------------------------------------------------
                                                         $(.10)           $(.13)                  $(.14)          $ .13
                                               =========================================================================

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING:
  Basic                                             16,663,817       16,609,005              16,663,817      16,574,911
  Diluted                                           17,418,739       17,477,151              17,418,739      17,430,332



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NU HORIZONS ELECTRONICS CORP. AND SUBSIDIARIES
----------------------------------------------
Consolidated Balance Sheets
---------------------------

NUHC Reports Fourth Quarter Fiscal 2003 Results

                                    -ASSETS-
                                    --------


CURRENT ASSETS:                                                                      February               February
                                                                                     28, 2003               28, 2002
                                                                              ------------------------------------------
    Cash                                                                             $ 31,345,616            $ 2,689,978
    Accounts receivable - net of allowance for doubtful accounts
      of $4,083,590 and $4,445,901 for 2003 and 2002, respectively                     39,092,343             40,018,469
    Inventories                                                                        66,073,022             95,076,198
    Prepaid expenses and other current assets                                           2,952,665              3,726,568
                                                                            --------------------------------------------
TOTAL CURRENT ASSETS                                                                  139,463,646            141,511,213

PROPERTY, PLANT AND EQUIPMENT - NET                                                     5,150,499              6,145,476

OTHER ASSETS:
    Subordinated note receivable                                                        2,000,000              2,000,000
    Other assets                                                                        1,485,044              1,661,772
                                                                            --------------------------------------------
                                                                                    $ 148,099,189          $ 151,318,461
                                                                            ============================================



                                      -LIABILITIES AND SHAREHOLDERS' EQUITY-
                                       ------------------------------------

CURRENT LIABILITIES:

    Accounts payable                                                                 $ 16,732,172           $ 13,637,730
    Accrued expenses                                                                    5,939,395              7,083,324
                                                                            --------------------------------------------
TOTAL CURRENT LIABILITIES                                                              22,671,567             20,721,054
                                                                            --------------------------------------------

LONG-TERM LIABILITIES:
    Revolving credit line                                                                      -               2,500,000
    Deferred income taxes                                                                 252,832                231,598
                                                                            --------------------------------------------
TOTAL LONG-TERM LIABILITIES                                                               252,832              2,731,598
                                                                            --------------------------------------------

MINORITY INTEREST IN SUBSIDIARIES                                                       1,182,449              1,392,632
                                                                            --------------------------------------------

COMMITMENTS AND CONTINGENCIES                                                                   -                      -

SHAREHOLDERS' EQUITY:
    Preferred stock, $1 par value, 1,000,000 shares authorized;
    none issued or outstanding                                                                  -                      -
    Common stock, $.0066 par value, 50,000,000 shares authorized;
    16,663,817 and 16,609,005 shares issued and outstanding for 2003 and
    2002, respectively                                                                    109,981                109,619
    Additional paid-in capital                                                         42,925,545             42,600,827
    Retained earnings                                                                  81,498,759             84,010,397
    Other accumulated comprehensive income (loss)                                        (541,944)              (247,666)
                                                                            --------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                            123,992,341            126,473,177
                                                                            --------------------------------------------

                                                                                    $ 148,099,189          $ 151,318,461
                                                                            ============================================


                                      # # #